EXHIBIT 10.17



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                                       44


                                    [FORM OF]
                                 REVOLVING NOTE


$120,000,000                                                   December __, 2000


         FOR VALUE RECEIVED, the undersigned, PSS WORLD MEDICAL, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of (a "Lender"), at the office of BANK OF AMERICA, N.A. (formerly known as
NationsBank, N.A.), as Agent (the "Agent"), at 101 North Tryon Street, NC1-001-15-11, Charlotte, North Carolina 28255-0001 (or at such other place or places as the holder hereof may designate), at the times set forth in the Amended and Restated Credit Agreement dated as of December __, 2000, among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement") but in no event later than the Termination Date, in Dollars and in immediately available funds, in the aggregate principal amount of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement and to pay interest from the date hereof on the unpaid principal amount hereof, from time to time outstanding, in like money, at said office, at the rate or rates per annum and on the dates in accordance with Section 2.1(e) of the Credit Agreement.

         The defined terms in the Credit Agreement are used herein with the same meaning. This promissory note (this "Note") is one of the Revolving Notes referred to in the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly incorporated herein by reference and made a part of this Note by reference in the same manner and with the same effect as if set forth in their entirety herein and, subject to Section 9.4 of the Credit Agreement, any holder of this Note is entitled to the benefits of and remedies provided to a Lender in the Credit Agreement and the other Credit Documents.

         Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal of and interest on this Note, all costs of collection, including reasonable attorneys' fees and expenses actually incurred.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.
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         This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 10.3 of the Credit Agreement.

         The Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace (except grace provided pursuant to the express terms of the Credit Agreement), presentment for payment, protest, notice of any kind (including notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon and (iv) that it will not be necessary for the Agent or any Lenders, in order to enforce payment of this Note, to first institute or exhaust their remedies against the Borrower or any other party liable therefor or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.

         The Borrower shall not assign or delegate any of its rights or duties hereunder or any interest herein (whether voluntarily, by operation of law or otherwise), except as permitted by Section 10.3(a) of the Credit Agreement. Any purported assignment or delegation in violation of the foregoing shall be void.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                   PSS WORLD MEDICAL, INC.,
                                   a Florida corporation

                                   By:
                                      -----------------------------------------
                                         Name:
                                         Title:


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                                SCHEDULE A TO THE
                                 REVOLVING NOTE
                           OF PSS WORLD MEDICAL, INC.
                             DATED DECEMBER __, 2000

                               Loans and Payments
                               ------------------


                                    Payments           Unpaid
        Amount    Type      ------------------------   Principa   Notations
Date    of Loan   of Loan   Principal       Interest   Balance    Made By
----    -------   -------   ---------       --------   -------    -------